REGAL BELOIT

Mark J. Gliebe
President and
Chief Executive Officer

Jonathan J. Schlemmer
Chief Operating Officer

Chuck Hinrichs
Vice President
Chief Financial Officer

John M. Perino
Vice President
Investor Relations

RBC
LISTED
NYSE

Safe Harbor Statement

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements represent our management's judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as "may," "will," "plan," "expect," "anticipate," "estimate," "believe," or "continue" or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; difficulties consummating the pending acquisition of the Electrical Products Company of A.O. Smith Corporation that may have a negative impact on our results of operations; unanticipated costs or expenses we may incur related to product warranty issues; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company's Annual Report on Form 10-K filed on March 2, 2011 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

REGAL BELOIT

Agenda

- Mark Gliebe, CEO – Opening Comments
- Chuck Hinrichs, CFO – Financial Update
- Jon Schlemmer, COO – Operations Update
- Mark Gliebe – Summary Comments
- Questions & Answers
- Close

[illegible]
•Chuck Hinrichs, CFO – Financial Update
•Jon Schlemmer, COO – Products, Markets & Operations Update
[illegible]
Transaction
•Questions & Answers
[illegible]

Opening Comments

- Warranty Reserve
  - $28 Million Warranty Expense in 2Q 2011
  - 50k Standard Motors Used in Outdoor HVAC
  - Caused by Inadequate Lubrication
  - Not a Safety Concern
  - Root Cause Identified and Corrected
  - We Will Learn from this Experience

Opening Comments

- EPC Closing Anticipated Within the Month
- Record Quarter Excluding Warranty Expense
- Strong Revenue Growth
- Price Increases Implemented
- Improving Margins

Quarter Highlights

- Strength in Other Businesses Offsetting HVAC Headwinds
- AFMC Acquisition
- Closing of New Financing Arrangements at Competitive Rates
- Continued Energy Efficient Product Introductions
- Progress on EPC Acquisition

REGAL BELOIT

Financial Highlights

Sales Growth

- Sales up 16.7% in 2Q11
- $60 million from Acquired Companies
- Volume and Price Gains

Gross Profit

- $28 million incremental Warranty expenses in COGS
- Excluding $28 million, Gross Margin was 26.2%
- YTD 2011 Inflation covered by price and productivity gains



Copper Cost Per Pound
$5.00
$4.50
$4.00
$3.50
$3.00
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011



Steel Cost Per Ton
$1,000
$900
$800
$700
$600
$500
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011

Financial Highlights

Capital Expenditures

- $10.8 million in 2Q11
- 2011-2012 capital expenditures increasing for two China factory relocations

Other Operating Data

- Depreciation and Amortization of $22 million in 2Q11
- Acquisition expenses of $3.3 million in 2Q11 related to EPC

Income Tax Rate

- 2Q11 ETR of 28.6% lower due to warranty expense in U.S.
- 2H 2011 ETR of 31 – 32%

Balance Sheet as of 7/2/11

- Cash of $275 million
- Total Debt of $442 million

Financial Highlights

New $500M Unsecured Revolving Credit Facility

- Closed on June 30, 2011
- 5-year maturity
- No change in financial covenants
- No borrowings outstanding

New $500M Senior Notes

- Initial closing on July 14, 2011
- Final closing in August for a total of $500 million
- Unsecured Notes with an average maturity of 10-years
- Average Interest Rate of 4.74%

REGAL BELOIT

3Q 2011 EPS Guidance

3Q 2011 EPS Guidance of $1.11 - $1.17

- EPS Guidance Does Not Include EPC
- Lower Sales Volume Primarily HVAC Related
- $4.4 million Higher Interest Expense EPS ($0.07)
- Higher 3Q 2011 ETR versus 2Q 2011 EPS ($0.05)
- Analysts' Consensus May Include EPC in 3Q 2011

REGAL BELOIT

Operations Update

- Sales Up 17%
  - Mechanical Sales Up 15%
  - North American C&I Sales Up 20%
  - Generator Sales Up 34%
  - Asia Sales Up 14%
- Sales Outside the US Represent 37% of Total

Operations Update

- HVAC Sales Negatively Impacted by:
  - Weak Consumer Confidence
  - Cool Spring Experienced in Much of US
  - Reduction of Federal Tax Credit
  - Reversion to R22 Refrigerant in Outdoor Condensers
- Productivity And Price Increases Offsetting Current Quarter Inflation

REGAL BELOIT

Operations Update

- Ramu Inc Acquired in April 2011
  - SR Technology Offers Energy Efficient Alternative
  - Product Development Underway
- Australian Fan and Motor Company (AFMC) Acquired in June 2011

New Products

- Exceeds NEMA Premium and European IE4 Efficiency Levels
- High Torque and Increased Power Density Capability
- Robust Drive Compatibility
- Higher Efficiency Alternative Available for a Wide Range of Applications

SyMAX™

3 HP to 10 HP



New Products

Heavy Duty Linear Rod Pump



- Accommodates Wells Up to 12,000 Feet Deep
- Alternative to Conventional Pumping Units
- LRP® Technology Offers
  - Safety Improvements
  - Aesthetics
  - Production
  - Reductions in Down-hole Failures
  - Significant Cost Savings

REGAL BELOIT

Third Quarter Outlook

- Strength in Commercial and Industrial and Mechanical Businesses
- Continued HVAC Headwinds
- Inflationary Pressure Offset by Productivity Initiatives and Pricing Actions
- Excited to Finalize EPC Acquisition
  - Great Progress on Functional Integration Planning
  - Work To Do on Commercial and Synergy Integration
  - Great Talent and Cultural Fit

REGAL BELOIT

Summary

- Sincerely Regret Any Inconvenience Our Customers are Experiencing
- Great 2nd Qtr. Excluding Warranty Expense
- Businesses Other Than HVAC Performed Well
- Pricing and Productivity Covered 2Q Inflation
- Energy Efficient New Product Intros Continue
- 3rd Qtr Guidance:
  - HVAC Continued Weakness
  - Most Other Business Continued Strength
- EPC Transaction Expected to Close This Month

REGAL BELOIT

Questions and Answers

Thank you

Mark J. Gliebe
President and
Chief Executive Officer

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph : 608 361 7401
fx : 608 364 8818
mark.gliebe@regalbeloit.com

www.regalbeloit.com

Jonathan J. Schlemmer
Chief Operating Officer

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph : 608 361 7408
fx : 608 364 8818
jon.schlemmer@regalbeloit.com

www.regalbeloit.com

Chuck Hinrichs
Vice President
Chief Financial Officer

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph : 608 361 7405
fx : 608 364 8818
chuck.hinrichs@regalbeloit.com

www.regalbeloit.com

John M. Perino
Vice President
Investor Relations

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph : 608 361 7501
fx : 608 364 8817
john.perino@regalbeloit.com

www.regalbeloit.com

RBC
LISTED
NYSE